

SYNERGY RESOURCES CORPORATION

NYSE MKT: SYRG

At Home In the Wattenberg

Corporate Presentation - August 2014

Forward Looking Statements & Key Statistics

SYNERGY RESOURCES CORPORATION

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this presentation of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Key Statistics

Stock Price (08/13/14)	$12.68
52 Week High/Low	$14.11-$7.25
Shares Outstanding (5/31/14) Diluted	79 M
Public Float	68 M
Warrants Outstanding @ $6.00 (5/31/14)	2.9 M
Options Outstanding @ avg. price $5.74 (5/31//14)	2.1 M
Avg. Daily Vol. (3 month)	967,000
Market Capitalization	$984 M
Institutional Holdings	60%
Insider & Employee Holdings, est.	13%
Fiscal Year End	August 31
Total Debt	$37 M
Total Capital Raised (net)	$189 M

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates. In USD

At Home In the Wattenberg Field

SYNERGY RESOURCES CORPORATION

Corporate headquarters is in the heart of the field


Low Drilling and Completion Costs
Rapid Return on Investment
High Success Rate
Horizontal Drilling in Niobrara & Codell
Takeaway Capacity
Liquid-Rich Natural Gas
Low Operating Costs (<$5/BOE)

Experienced Management Team

SYNERGY RESOURCES CORPORATION

Over 100 Years of Total Experience Operating in the Wattenberg

- **Edward Holloway, co-CEO**
  - 32 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin
  - Built three companies and sold each of them to larger, public companies
- **William Scaff, Jr., co-CEO**
  - Over 30 years of experience in the oil and gas industry with focus on the D-J Basin
- **Frank (Monty) Jennings, CFO**
  - More than 20 years of accounting and finance experience, including oil & gas drilling, services, exploration and production
- **Craig Rasmuson, COO**
  - 8 years of experience in the oil and gas industry all focused on the D-J Basin
- **Ron Morgenstern, VP of Land & Business Development**
  - More than 30 years of experience in the management of lease assets in various basins in the Rocky Mountains including, Williston, Powder River and D-J basins
- **Jon Kruljac, VP, Capital Markets & Investor Relations**
  - Twenty nine years of experience in capital markets including 23 years of focus on small cap, Rocky Mountain based oil and gas companies

Focused Wattenberg Position

SYNERGY RESOURCES CORPORATION

- 53,151 net Wattenberg acres
  - 27,386 net acre position in the Core Wattenberg
    - 100% of current production sourced from this acreage
  - 25,765 net acres position NE Wattenberg Extension



Colorado
WELD
NE Wattenberg Extension Area
Core Wattenberg Area
Synergy HQ
BOULDER
MORGAN
ADAMS
Synergy Land Legend
Leasehold
Denver

* Corporate headquarters in Platteville, CO

Stacked Pay Compounds Drilling Inventory

SYNERGY RESOURCES CORPORATION

Single Pad



+Potential Gross Wattenberg Locations

	Core 21/640 acres (27,386 net acres)		NE Extension 4/640 (25,765 net acres)		
	Acreage Spacing	Potential Wells	Acreage Spacing	Potential Wells	
Niobrara A	320	84	Upside	Upside	
Niobrara B	71	384	160	161	
Niobrara C	160	170	Upside	Upside	
Codell	106	191	Upside	Upside	
Greenhorn*	Upside	Upside	Upside	Upside	
J-sand*	Upside	Upside	Upside	Upside	
+Total Gross Potential Drilling Locations		829		161	990

+ See page 21 for reconciliation

* Formations with potential horizontal development in the future

Core Wattenberg Operations

- 27,386 net acre position in the Core Wattenberg
- Adding 3rd Horizontal Rig in August 2014 up from 1 rig a year ago
- 32 Horizontal wells drilled and completed on SYRG acreage with 100% success rate.
- 9 Horizontal pads currently in production, completion or being drilled



Colorado
Leffler Pad
LARIMER
Renfroe Pad
Weideman Pad Spud Aug/Sept
Kelly Farms Pad
Weld 152 Pad
Kiehn Pad
Union Pad
Phelps Pad
Eberle Pad
Denver
Synergy Land Legend
Leasehold
WELD
DRILLING
COMPLETING
PRODUCING

Horizontal Pad Results 8/8ths Basis

SYNERGY RESOURCES CORPORATION

Renfroe Pad

Well Cost ($MM per well)	$3.6
Number of Wells on Pad	5 Wells
Targeted Formations	3 Niobrara & 2 Codell
Average # of Frac Stages	18 Stages
Average Working Interest	99%
30-day IP (BOEPD per well)	455
90-day IP (BOEPD per well)	340
180-day IP (BOEPD per well)	260
Estimated Pay Back period	13-15 mo.

Leffler Pad

Well Cost ($MM per well)	$3.7
Number of Wells on Pad	6 Wells
Targeted Formations	5 Niobrara & 1 Codell
Average # of Frac Stages	20 Stages
Average Working Interest	95%
30-day IP (BOEPD per well)	300
90-day IP (BOEPD per well)	199
180-day IP (BOEPD per well)	145
Estimated Pay Back Period	TBD

Horizontal Pad Results Continued

SYNERGY RESOURCES CORPORATION

Phelps Pad

Well Cost ($MM per well)	$4.0
Number of Wells on Pad	6 Wells
Targeted Formations	3 Niobrara & 3 Codell
Average # of Frac Stages	26 Stages
Average Working Interest	90%
30-day IP (BOEPD per well)	544
90-day IP (BOEPD per well)	430
180-day IP (BOEPD per well)	TBD
Estimated Pay Back Period	TBD

Union Pad

Well Cost ($MM per well)	$3.9
Number of Wells on Pad	6 Wells
Targeted Formations	5 Codell/Niobrara & 1 Niobrara B/C
Average # of Frac Stages	20 Stages
Average Working Interest	91%
30-day IP (BOEPD per well)	566
90-day IP (BOEPD per well)	TBD
180-day IP (BOEPD per well)	TBD
Estimated Pay Back Period	TBD

Growth Trajectory From Pad Drilling

SYNERGY RESOURCES CORPORATION

22 New Operated Horizontal Wells Coming On Production May- August 2014

Phelps Pad 90% WI

- **Status:** Producing/Completing
- **Number of Wells:**
  - 3 Codell & 2 Niobrara C and 1 Niobrara B
- **Other Notes:**
  - Average 26 frac stages per well
  - 3 wells completed using sliding sleeves
  - 3 wells completed using plug and perf `

Union Pad 91% WI

- **Status:** Producing
- **Number of Wells:**
  - 5 Codell/Niobrara wells and one Niobrara B/C
- **Other Notes:**
  - Average 20 frac stages per well
  - 4 wells completed using sliding sleeves
  - 2 wells completed using plug and perf

Kelly Farms Pad 60% WI

- **Status:** Producing
- **Number of Wells:**
  - 3 Codell & 1 Niobrara B
- **Other Notes:**
  - Proposed average 26 frac stages per well
  - All 4 wells completed using sliding sleeves

Eberle Pad 95% WI

- **Status:** Completing/ Flow Back
- **Number of Wells:**
  - 3 Codell & 3 Niobrara B
- **Other Notes:**
  - 2 wells completed using sliding sleeves
  - 4 wells completed using plug and perf
  - 2 of the plug and perf wells are approximately 7,000 ft laterals, 1 Niobrara C, 1 Codell with 45-47 frac stages

NE Wattenberg Extension Area

- **25,765 net acre position in the NE Wattenberg Extension**

SYRG Recent Developments

Participating with Carrizo on 2 horizontal Niobrara extended laterals . 1st well in production
16% working interest

Synergy operated Buffalo Run test well (35% WI) drilled and cored in the Greenhorn and sidewall cored in the Niobrara and Codell

Fiscal 2015 drilling horizontal wells targeting Greenhorn and/or lower Niobrara
Currently preparing permits for submission



WHITING
Red Tail Project
WELD
noble energy
East Pony
WHITING
August 2013 Acquisition
BONANZA CREEK
MORGAN
Denver
Synergy Land Legend
Leasehold

Note: All offset operator acreage positions reflect approximations and not entire leasehold.

Proved Reserves and Un-risked Resource Potential

SYNERGY RESOURCES CORPORATION

Approximately 251 Mboe of Potential Upside to Current Proved Reserves



Proved Reserves PV-10 Value - $326 Million*
$350
$300
$250
$200
$150
$100
$50
$0
$MM
Reserves CAGR: 74%
8/31/2011
8/31/2012
8/31/2013
2/28/2014
PUD
PDNP
PDP
271 Mmboe Proved + Un-risked Potential (1)
300
250
200
150
100
50
0
Mmboe
Un-risked Upside
Northern Extension
Codell
C Bench
A Bench
B Bench
Proved
2/28/2014
2/28/2014

* Proved Reserves as of 2/28/14 (Ryder Scott 3rd Party Reserve Engineers) (1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ. See slide 21 for more information.

Nebraska: Preparing to drill Exploration Wells in Fiscal 2015

SYNERGY RESOURCES CORPORATION

- 172,000 net acres, vertical drilling into Upper Pennsylvanian 4,100-4,700 ft. depth, $500k est. completed well cost
- 3D Seismic application is yielding strong results to vertical wells by Forestar Group Inc. (FOR – NYSE) a public company, and numerous private companies including Berexco LLC, Murfin Drilling Company, and Central Operating Inc.
- Synergy has long term leases with approximately 7 years average remaining term and attractive 85% Net Revenue Interest
- Forestar estimates 40-50K BOE EUR per well, 100% IRR, PV-10 value $1.1m per well*

* Illustrative economics from August 2013 Forestar corporate presentation



Synergy Land Legend
Leasehold
PERKINS
CHASE
HAYES
DUNDY
HITCHCOCK
Lincoln
80

MULTIPLE STACKED PLAY
Type Log



Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
UPPER PENN
4,100-4,700 ft.
target formations
CHEROKEE
Shawnee Group
Meramecian
Osagean
Kinderhookian
MISSISSIPPIAN
LIME

Production, Revenue and EBITDA Growth

SYNERGY RESOURCES CORPORATION

Growing Production and Profitability Rapidly and Responsibly


Daily Net Production
BOEPD
Production CAGR: 110%
452
1,152
2,117
4,120
FY 2011
FY 2012
FY 2013
3Q FY 14


Revenue & Adjusted EBITDA*
$MM
Revenue CAGR 82%
Adj. EBITDA CAGR: 84%
$25
$18
Margin: 73%
$46
$33
Margin: 73%
$83
$61
Margin: 74%
FY 2012
FY 2013
TTM - 5/31/14
Revenues
Adj. EBITDA

* See slide 24 for Adjusted EBITDA (a NON GAAP financial measure) Reconciliation

Revenue Mix & Average Sales Price



Revenue Mix: 82% Oil, 7% NGL, 11% Gas (5-31-14)
$MM
$30
$25
$20
$15
$10
$5
$0
Oil
NGL
Gas
4Q Aug-12
1Q Nov-12
2Q Feb-13
3Q May-13
4Q Aug-13
1Q Nov-13
2Q Feb-14
3Q May-14

Average Sales Price per Quarter

Fiscal Quarters	4Q Aug-12	1Q Nov-13	2Q Feb-13	3Q May-13	4Q Aug-13	1Q Nov-13	2Q Feb-14	3Q May-14
Oil (Bbls)	$82.89	$81.03	$84.20	$83.98	$92.32	$93.06	$86.82	$90.91
Gas & Liquids (Mcf)	$2.82	$4.27	$4.77	$4.76	$5.06	$4.86	$5.93	$5.15
NGL Premium (%)	15%	35%	32%	34%	39%	35%	33%	39%
BOE	$57.78	$55.09	$58.70	$59.33	$64.35	$66.00	$65.32	$67.72

Estimated Fiscal 2015 CAPEX Budget

Total Budget: 89% Wattenberg Development Drilling

Drilling Budget: 98% Horizontal Wells and 80% Operated

Preliminary Range For Fiscal 2015 CAPEX Budget – $200 - $225 Million



Land Leasing
$10 - $15 Million
NE Extension, Nebraska & Other
$10 Million
Non-Operated Horizontal Wells
$30 - $40 Million
Operated Horizontal Wells
$150 - $160 Million

Strong Balance Sheet

Ample Liquidity to Fund Fiscal 2015 CapEx

Capital Expenditures fully-funded with a healthy capital structure

- Internally generated cash flow
- Cash on Hand: $48 Million
- Borrowing Base: $110 Million
- Remaining Proceeds from Warrants: $18 Million
- Estimated $300 Million in available liquidity net of debt for fiscal 2015



$ (in Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$37
$200 - 225
Cash Flow from Operations (est.)*
$160
Warrant Proceeds
$18
Borrowing Base
$110
Cash
$48
$336
Current Debt
CapEx (2015 Est.)
Available Liquidity (as of 5/31/14)

* cash flow based on estimates by sell-side analysts

Key Takeaways

SYNERGY RESOURCES CORPORATION

- Significant Exposure to Wattenberg Field
- Experienced Returns Driven Management Team
- Near-term Upside from Wattenberg Extension
- Liquid Balance Sheet with Low Debt Level
- Fully Funded Fiscal 2015 CAPEX Budget
- Operational Control in Low Risk Basin

Appendix

SYNERGY RESOURCES CORPORATION



Eastern Colorado Assets

- 63,478 net acres, 7 years avg. remaining term, 85% NRI
- Proven shallow Niobrara dry gas field, economic above $4/mcf
- Participating as a non-operator in 2 wells in fiscal 2014
- Area has existing gas gathering and processing infrastructure
- Numerous deeper exploratory tests being drilled by other operators


Synergy Land Legend
Leasehold
WASHINGTON
YUMA
25
70
Denver

Resource Potential Reconciliation

SYNERGY RESOURCES CORPORATION

**Proved Reserves of 19.7 Mmboe (2/28/2014) & Total Unrisked Potential of 251.4 Mmboe[1]

Project Area	Wells Per 640 DSU	Net Acres	Well Spacing (Acres)*	Total Potential Wells	NRI	NRI Wells	Per Well EUR (Mboe)[1]	Total Unrisked Potential (Mmboe)[1]
Wattenberg Field (4,500 ft. Laterals)								
Niobrara B Bench - Hz	9	27,386	71	384	80%	307	325	99.7
Niobrara A Bench - Hz	2	27,386	320	84	80%	67	325	21.7
Niobrara C Bench - Hz	4	27,386	160	170	80%	136	325	44.2
Codell - Hz[2]	6	22,386	106	191	80%	152	375	57
Total Wattenberg Field Potential	**21**			**829**				**222.6**
Northern Extension (4,500 ft. laterals)								
Niobrara - Hz	4	25,765	160	161	80%	128	225	28.8
Total Potential	**25**			**990**				**251.4**

(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ.

(2) Codell net acres subtracts net vertical wells already drilled on 20 acre spacing.
**Spacing is based on management assumptions. Specific leases may support more or fewer wells per formation per spacing unit.*
** *2/28/2014 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)*

3rd Party Wattenberg Midstream Expansion

Gas Processing Capacity (all volumes MMcf/d)	Existing Capacity	2014 Additions	2015/2016 Additions	Total
DCP Midstream	520	50	460	1,030
Anadarko	540	300	300	1,140
Total	1,060	350	760	2,170

Crude Pipelines and Rail Projects	Capacity (Bbl/d)	Origination	Termination Hub	Timing
White Cliffs Expansion	75,000	Platteville, CO	Cushing, OK	Q3 – 2014
Plains Rail Facility Current loading capacity: 15,000 Bbl/d	35,000	Carr, CO		Q3 – 2015
Pony Express DJ Lateral	90,000	Sterling, CO	Cushing, OK	Q1 – 2015

Additional NGL Capacity	Operator	Capacity (Bbl/d)	Termination Hub	Timing
Front Range Pipeline	Enterprise	150,000	Mt. Belvieu	Q2 - 2014

Hedging Summary

The company's commodity derivative contracts as of August 1, 2014 are summarized below:

Crude Oil and Natural Gas Hedges

Hedges in Place as of August 1, 2014

Month	Hedge Volumes		Average Collar Prices (2)		Average Swap Prices (2)		NYMEX Average (1)	
	Oil (Bbl)	Gas (MMBtu)	Average Oil (Bbl) Price	Average Gas (MMBtu) Price	Average Oil (Bbl) Price	Average Gas (MMBtu) Price	Average Oil (Bbl) Price	Average Gas (MMBtu) Price
August 1 to December 31, 2014	204,400	560,000	$87.00 - $96.25	$4.07 - $4.18	$95.17	$4.58	$95.65	$3.85
January 1 to December 31, 2015	237,000	864,000	$81.52 - $96.89	$4.15 - $4.49	N/A	N/A	$92.35	$3.84
January 1 to August 31, 2016	120,000	480,000	$77.92 - $98.51	$3.99 - $4.39	N/A	N/A	$89.40	$3.99

(1) As of August 1, 2014 strip price.

(2) Hedge price is at NYMEX WTI and NYMEX Henry Hub.

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

Adjusted EBITDA Reconciliation

SYNERGY RESOURCES CORPORATION

SYNERGY RESOURCES CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(unaudited, in thousands)

ADJUSTED EBITDA	*Three Months Ended May 31, 2014*	*Three Months Ended May 31, 2013*	*Nine Months Ended May 31, 2014*	*Nine Months Ended May 31, 2013*
Net income	$ 7,160	$ 3,615	$ 18,421	$ 8,585
Depreciation, depletion, and amortization	7,796	3,820	21,106	9,316
Income tax expense	3,116	1,701	8,841	4,620
Stock based compensation	702	611	1,569	994
Change in fair value - derivatives	179	(502)	(652)	(368)
Interest Expense	-	94	-	94
Interest income	(22)	(5)	(70)	(20)
Adjusted EBITDA	$ 18,931	$ 9,334	$ 49,215	$ 23,221

Sell-Side Research Coverage

Firm	Analyst
Brean Capital	Curtis Trimble
Euro Pacific Equities	Joel Musante, CFA
FBR & Co.	Megan Repine
Global Hunter Securities	Mike Kelly
GMP Securities	Ipsit Mohanty
Iberia Capital Partners	David Beard, CFA
Imperial Capital	Kim Pacanovsky Ph. D
Johnson Rice & Co.	Welles Fitzpatrick
Key Banc	David Decklebaum
Northland Capital Markets	Jeff Grampp
Roth Capital Partners	Joe Reagor
Stifel	Michael Scialla
SunTrust Robinson Humphrey	Ryan Oatman, CFA
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.